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 CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Charles W. Filson, President of Trust for Credit Unions (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 29, 2009                  /s/ Charles W. Filson
                                        ----------------------------------------
                                        Charles W. Filson, President
                                        (principal executive officer)

I, Jay Johnson, Treasurer of Trust for Credit Unions (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 29, 2009                  /s/ Jay Johnson
                                        ----------------------------------------
                                        Jay Johnson, Treasurer
                                        (principal financial officer)